EXECUTION ORIGINAL

Exhibit 10.10

SECOND AMENDMENT TO REVOLVING CREDIT
AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Agreement”) is entered into September 25, 2009 by and between BCI COMMUNICATIONS, INC., a corporation organized under the laws of the State of Delaware (the “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

RECITALS

Whereas, the Borrower and PNC entered into a certain Revolving Credit and Security Agreement dated April 17, 2008 (as has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Borrower and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(I)  The definition of “EBITDA” as set forth in Section 1.2 of the Loan Agreement is hereby deleted and replaced with the following definition to read as follows:

“EBITDA” shall mean for any period the sum of (i) Earnings Before Interest and Taxes for such period plus (ii) depreciation expenses for such period, plus (iii) amortization expenses for such period; specifically excluding however legal and advisory fees associated with any merger or acquisition activity in connection with the Borrower, said fees not to exceed the sum of $1,000,000 in the aggregate.

3)
WAIVER OF FINANCIAL COVENANT DEFAULT.  The Agent hereby waives compliance by the Borrower with respect to the Minimum EBITDA covenant contained in Section 6.5(c) of the Loan Agreement for the periods ending March 31, 2009 and June 30, 2009.  Except as specifically waived herein, all other terms and conditions as set forth in the Loan Agreement shall remain in full force and effect.

EXECUTION ORIGINAL

4)
PRECONDITIONS.  As preconditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to provide the Agent with the following: (1) This Agreement and the Guarantor’s Ratification, properly executed, (2) a waiver fee in the amount of $10,000, and (3) Lender’s counsel’s fees.

4)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

5)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New Jersey.

[SIGNATURES CONTAINED ON FOLLOWING PAGE]

EXECUTION ORIGINAL

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

ATTEST:	BCI COMMUNICATIONS, INC.

/s/ Nicholas Day	By:	/s/ Richard Berliner
Name: Nicholas Day	Name: Richard Berliner
Title: General Counsel and Secretary	Title: President and Chief Executive Officer

ATTEST:	BERLINER COMMUNICATIONS, INC.

/s/ Nicholas Day	By:	/s/ Richard Berliner
Name: Nicholas Day	Name: Richard Berliner
Title: General Counsel and Secretary	Title: President and Chief Executive Officer

PNC BANK, NATIONAL ASSOCIATION
Lender and as Agent

	By:	/s/ John D. Trott
Name: JOHN D. TROTT
Title: Vice President